                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Ruless.240.14a12



                          FULTON FINANCIAL CORPORATION
                          ----------------------------
                (Name of Registrant as specified in its Charter)


                      ------------------------------------
                   (Name of person(s) filing Proxy Statement,
                          if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         4)  Proposed maximum aggregate value of transaction:


         5)  Total fee paid:


[ ]      Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         1)  Amount Previously Paid:


         2)  Form, Schedule or Registration Statement No.:


         3)  Filing Party:


         4)  Date Filed:

                          FULTON FINANCIAL CORPORATION
                                  P.O. BOX 4887
                                 ONE PENN SQUARE
                          LANCASTER, PENNSYLVANIA 17604

                    *NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           *TO BE HELD APRIL 11, 2002

TO THE SHAREHOLDERS OF FULTON FINANCIAL CORPORATION:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of the shareholders of FULTON FINANCIAL CORPORATION will be held on Thursday, April 11, 2002, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, for the purpose of considering and voting upon the following matters:

          1. ELECTION OF DIRECTORS. To elect the ten nominees listed in the accompanying Proxy Statement for the terms specified.

          2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

     Only those shareholders of record at the close of business on February 20, 2002 shall be entitled to be given notice of, and to vote, at the meeting.

     It is requested that you promptly execute the enclosed Proxy and return it in the enclosed postpaid envelope. You are cordially invited to attend the meeting. Your Proxy is revocable and may be withdrawn at any time before it is voted at the meeting.

     A copy of the Annual Report of Fulton Financial Corporation is enclosed.

                                             *BY ORDER OF THE BOARD OF DIRECTORS
                                                            *GEORGE R. BARR, JR.
                                                                       Secretary

Enclosures
March  4, 2002
*BOLD FACE TYPE

                                 PROXY STATEMENT

                      Dated and To Be Mailed: March 4, 2002

                          FULTON FINANCIAL CORPORATION
                                  P.O. BOX 4887
                                 ONE PENN SQUARE
                          LANCASTER, PENNSYLVANIA 17604
                                 (717) 291-2411

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 11, 2002


                                TABLE OF CONTENTS
                                -----------------
                                                                         PAGE
                                                                         ----
GENERAL

Introduction...........................................................    2
Date, Time and Place of Meeting........................................    2
Shareholders Entitled to Vote..........................................    2
Purpose of Meeting.....................................................    2
Solicitation of Proxies................................................    2
Revocability and Voting of Proxies.....................................    2
Voting of Shares and Principal Holders Thereof.........................    3
Shareholder Proposals..................................................    3
Recommendation of the Board of Directors...............................    4

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS
General Information....................................................    4
Information about Nominees and Continuing Directors....................    5
Executive Officers and stock ownership.................................   11
Executive Compensation.................................................   12
Meetings and Committees of the Board of Directors......................   16
Compensation of Directors..............................................   17
Transactions with Directors and Executive Officers.....................   17
Section 16(a) Beneficial Ownership Reporting Compliance................   17

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS.......................   17
Audit Fees.............................................................   17

Financial Information Systems Design and Implementation Fees...........   18

All Other Fees.........................................................   18

ADDITIONAL INFORMATION.................................................    18

OTHER MATTERS..........................................................    18

EXHIBITS...............................................................    19

Exhibit A - Report of Audit Committee..................................    19

                                     GENERAL
                                     -------

Introduction
------------

         Fulton Financial Corporation, a Pennsylvania business corporation and registered financial holding company, was organized pursuant to a plan of reorganization adopted by Fulton Bank and implemented on June 30, 1982. On that date, Fulton Bank became a wholly-owned subsidiary of Fulton Financial Corporation and the shareholders of Fulton Bank became shareholders of Fulton Financial Corporation. Since that time, Fulton Financial Corporation has acquired other banks and currently owns the following subsidiary banks: Fulton Bank, Delaware National Bank, Lebanon Valley Farmers Bank, FNB Bank, N.A., Hagerstown Trust Company, Lafayette Ambassador Bank, Swineford National Bank, The Bank (formerly The Bank of Gloucester County), Woodstown National Bank, The Peoples Bank of Elkton and Skylands Community Bank. In addition, Fulton Financial Corporation has the following direct, non-banking subsidiaries: Fulton Financial Realty Company (which owns or leases certain properties on which certain branch and operational facilities are located), Fulton Life Insurance Company (which reinsures credit life, health and accident insurance that is directly related to extensions of credit by subsidiary banks of Fulton Financial Corporation), Central Pennsylvania Financial Corp. (which owns, directly or indirectly, certain limited partnership interests, principally in low-moderate income and elderly housing projects), FFC Management, Inc. (which holds certain investment securities and corporate owned life insurance policies), Fulton Financial Advisors, N.A. (which offers fiduciary and investment services), Fulton Insurance Services Group, Inc. (which operates an insurance agency selling life insurance and related insurance products), Dearden, Maguire, Weaver & Barrett, LLC (which is a registered investment advisor offering investment management and advisory services), Pennbanks Insurance Company (which is a reinsurance company), and Drovers Capital Trust 1 (an issuer of trust preferred securities).

         The meeting to which this Proxy Statement relates will be the twentieth Annual Meeting of the shareholders of Fulton Financial Corporation.

Date, Time and Place of Meeting
-------------------------------

         The regular Annual Meeting of the shareholders of Fulton Financial Corporation will be held on Thursday, April 11, 2002, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania.

Shareholders Entitled to Vote
-----------------------------
         Only those shareholders of record at the close of business on February 20, 2002 shall be entitled to receive notice of, and to vote, at the meeting.

Purpose of Meeting
------------------

         The shareholders will be asked to consider and vote upon the following matters at the meeting: (i) to elect ten directors for the terms specified herein; and (ii) to consider and vote upon such other business as may be properly brought before the meeting and any adjournment thereof.

Solicitation of Proxies
-----------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Fulton Financial Corporation for use at the Annual Meeting of shareholders to be held at 12:00 noon on Thursday, April 11, 2002, and any adjournments thereof.

         The expense of soliciting proxies will be borne by Fulton Financial Corporation. In addition to the use of the mails, directors, officers and employees of Fulton Financial Corporation and its subsidiaries may, without additional compensation, solicit proxies personally or by telephone.

Revocability and Voting of Proxies
----------------------------------

         The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to George R. Barr, Jr., Secretary of Fulton Financial Corporation, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the ten nominees identified in this Proxy Statement. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Fulton Financial Corporation.

         Shares held for the account of shareholders who participate in the Dividend Reinvestment and Stock Purchase Plan and for the account of employees who participate in the Employee Stock Purchase Plan will be voted in accordance with the instructions of each shareholder as set forth in his or her proxy. If a shareholder who participates in these plans does not return a proxy, the shares held for the shareholder's account by the Plan Agent will not be voted.

         Shares held for the account of employees of Fulton Financial Corporation and its subsidiaries who participate in the Fulton Financial Stock Fund of the Fulton Financial Corporation Profit Sharing Plan and Affiliate 401(k) Savings Plan will be voted by the Plan Trustee in accordance with the instructions of each participant as set forth in the separate voting instruction sheet sent to the participant with respect to such shares. Shares held under the Fulton Financial Stock Fund with respect to which no voting instructions are received by the Plan Trustee will be voted by the Plan Trustee FOR the election of the ten nominees identified in the Proxy Statement.

Voting of Shares and Principal Holders Thereof
----------------------------------------------

         At the close of business on February 20, 2002, which is the record date for determination of shareholders entitled to receive notice of, and to vote, at the meeting and any adjournment thereof, Fulton Financial Corporation had outstanding 82,482,378 shares of common stock. There is no other class of stock outstanding. As of the record date, 2,242,759 shares of Fulton Financial Corporation common stock were held by Fulton Financial Advisors, N.A., a subsidiary of Fulton Financial Corporation, as sole fiduciary. The shares held by Fulton Financial Advisors, N.A. as sole fiduciary represent in the aggregate approximately 2.71 percent of the total shares outstanding and will be voted FOR the election of the ten nominees identified in this Proxy Statement.

         A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business. The judge of election will treat shares of Fulton Financial Corporation common stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the judge of election will treat shares of common stock represented by "broker non-votes" (i.e., shares of common stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable rules of the National Association of Securities Dealers, Inc. or the instrument under which it serves in such capacity, and (iii) the record holder has indicated on the proxy or otherwise notified Fulton Financial Corporation that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

         Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, except in cases where the vote of a greater number of shares is required by law or under the Articles of Incorporation or Bylaws. In the case of the election of directors, the ten candidates receiving the highest number of votes cast at the Annual Meeting shall be elected to the Board of Directors. Abstentions and broker non-votes will be counted as shares that are outstanding, but will not be counted or voted in favor of the election of directors.

         To the knowledge of Fulton Financial Corporation, no person owned of record or beneficially on the record date more than five percent of the outstanding common stock of Fulton Financial Corporation.

Shareholder Proposals
---------------------

         Shareholder proposals intended to be presented at the 2003 Annual Meeting must be received at the executive offices of Fulton Financial Corporation at One Penn Square, Lancaster, Pennsylvania not later than November 4, 2002, in order to be included in the proxy statement and proxy form to be prepared by Fulton Financial Corporation in connection with the 2003 Annual Meeting. A shareholder may not submit more than one proposal, and the proposal, including any accompanying supporting statement, may not exceed 500 words.

         In order to be eligible to submit a proposal, a shareholder must have continuously held at least $2,000 in market value of Fulton Financial Corporation common stock for at least one year before the date the proposal is submitted. The shareholder must continue to hold that stock through the date of the 2003 Annual Meeting.

         Any shareholder submitting a shareholder proposal to Fulton Financial Corporation must also provide Fulton Financial Corporation with a written statement verifying ownership of stock and confirming the shareholder's intention to continue to hold the stock through the date of the 2003 Annual Meeting. The shareholder, or a qualified representative, must attend the 2003 Annual Meeting to present the proposal.

Recommendation of the Board of Directors
----------------------------------------

         The Board of Directors recommends that the shareholders vote FOR the election of the ten nominees identified in this Proxy Statement.

             INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS
             -------------------------------------------------------

General Information
-------------------

         The Bylaws of Fulton Financial Corporation provide that the Board of Directors shall consist of not less than two nor more than thirty-five persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years, so that the term of office of one class of directors shall expire at the Annual Meeting each year. The Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

         A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until the next Annual Meeting of the shareholders and until a successor is elected and shall have qualified. There is a mandatory retirement provision in the Bylaws, which states that the office of a director shall be considered vacant at the Annual Meeting of shareholders next following the director's attaining the age of 70 years.

         The Board of Directors has fixed the number of directors at twenty-five. There are fifteen continuing directors whose terms of office will expire at either the 2003 Annual Meeting or the 2004 Annual Meeting. The Board of Directors proposes to nominate the following ten persons for election to the Board of Directors for the term specified below:

                     For a Term of Two Years - Class of 2004
                     ---------------------------------------

                                George W. Hodges

                    For a Term of Three Years - Class of 2005
                    -----------------------------------------

                  Patrick J. Freer           Samuel H. Jones, Jr.
                  Robert D. Garner           Donald W. Lesher, Jr.
                  J. Robert Hess             Stuart H. Raub, Jr.
                  Carolyn R. Holleran        Mary Ann Russell
                                 Gary A. Stewart

         Each of the above nominees is presently a director of Fulton Financial Corporation. In addition, except for Directors Holleran, Hodges and Stewart, each nominee currently serves on one bank subsidiary board of directors and will continue to serve on such board as follows: Directors Garner, Hess, Raub and Russell - Fulton Bank; Directors Freer and Lesher - Lebanon Valley Farmers Bank; and Director Jones - Woodstown National Bank.

         In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of Fulton Financial Corporation may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

         Section 3 of Article II of the Bylaws of Fulton Financial Corporation requires that nominations, other than those made by or on behalf of the existing management of Fulton Financial Corporation, must be made in writing and must be delivered or mailed to the Chief Executive Officer of Fulton Financial Corporation not less than 14 days nor more than 50 days prior to the date of the Annual Meeting; provided, however, that if less than 21 days' notice of the meeting is given to the shareholders, such nominations must be mailed or delivered to the Chief Executive Officer of Fulton Financial Corporation not later than the close of business on the seventh day following the day on which notice of the meeting was mailed. The required notice must set forth the name, age, residence address and principal occupation of each nominee. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

Information about Nominees and Continuing Directors
---------------------------------------------------

         Information concerning the ten persons to be nominated for election to the Board of Directors of Fulton Financial Corporation at the 2002 Annual Meeting and concerning the fifteen continuing directors is set forth below, including the number of shares of Fulton Financial Corporation common stock beneficially owned, directly or indirectly, as of February 1, 2002 by each of them. Unless otherwise indicated in a footnote, shares shown as beneficially owned by each nominee or continuing director are held either (i) individually by the person indicated, (ii) individually by the person's spouse or children living in the same household, (iii) jointly with the person's spouse or children living in the same household, or (iv) in the name of a bank, broker or nominee for the account of the person or the person's spouse. No nominee or continuing director owns beneficially more than one percent of the outstanding common stock of Fulton Financial Corporation, except Samuel H. Jones, Jr., who owns 1.31 percent. Years of service as a director include service as a director of Fulton Bank prior to the formation of Fulton Financial Corporation.

                                    NOMINEES
                                    --------

                                  CLASS OF 2004
                                 (Two Year Term)

     GEORGE W. HODGES, age 51. President, The Wolf Organization, Inc. (distributors of lumber and building supplies). Director since 2001. Shares of stock beneficially owned: 16,485/1/. Mr. Hodges also serves as a director of York Water Company.

                                  CLASS OF 2005
                                (Three Year Term)

     PATRICK J. FREER, age 52. President, Strickler Insurance Agency, Inc. (insurance broker). Director since 1996. Shares of stock beneficially owned: 40,292/2/

     ROBERT D. GARNER, age 68. Retired Chairman of the Board, Fulton Financial Corporation. Director since 1981. Shares of stock beneficially owned:
     97,104/3/

     J. ROBERT HESS, age 67. President, Lancaster Malleable Castings Company (manufacturer of malleable iron castings). Director since 1977. Shares of stock beneficially owned: 128,705/4/

     CAROLYN R. HOLLERAN, age 63. Partner, Jerlyn Associates (real estate investments). Director since 1994. Shares of stock beneficially owned:
     18,819

     SAMUEL H. JONES, JR., age 68. Founder, S J Transportation Co. (trucking company). Director since 1997. Shares of stock beneficially owned:
     1,093,982 Mr. Jones also serves as a director of Viewpoint Corporation, which is subject to the periodic reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.

     DONALD W. LESHER, JR., age 57. President, Lesher Mack Sales and Service (truck dealership). Director since 1998. Shares of stock beneficially owned: 69,607

     STUART H. RAUB, JR., age 66. President, Industrial Piping Systems, Inc. (distributor of industrial piping and related items). Director since 1981. Shares of stock beneficially owned: 42,438/5/

     MARY ANN RUSSELL, age 66. Retired President and Chief Executive Officer, Maple Farm, Inc. (provider of health care services). Director since 1991. Shares of stock beneficially owned: 18,541

     GARY A. STEWART, age 54. Partner, Stewart Associates (real estate developer). Director since 2001. Shares of stock beneficially owned:
     205,665/6/


                              CONTINUING DIRECTORS
                              --------------------

                                  CLASS OF 2003

     JEFFREY G. ALBERTSON, age 61. Attorney, Albertson Ward (law firm). Director since 1996. Shares of stock beneficially owned: 130,864/7/

     HAROLD D. CHUBB, age 69. Retired Director of Finance, Brethren in Christ Denomination in North America. Director since 1975. Shares of stock beneficially owned: 30,777/8/

     WILLIAM H. CLARK, JR., age 69. Retired Partner, Clark, Schaeffer, Jones & Eichner (certified public accountants). Director since 1987. Shares of stock beneficially owned: 10,904

     CRAIG A. DALLY, age 45. Attorney, Pierce & Dally, LLP (law firm). Director since 2000. Shares of stock beneficially owned: 79,696

     RUFUS A. FULTON, JR., age 61. Chairman of the Board and Chief Executive Officer, Fulton Financial Corporation. Director since 1984. Shares of stock beneficially owned: 318,600/9/

     EUGENE H. GARDNER, age 66. President, Gardner, Russo & Gardner (investment advisor). Director since 1981. Shares of stock beneficially owned:
     24,007/10/

     CLYDE W. HORST, age 63. Chairman of the Board, The Horst Group, Inc. (diversified holding company). Director since 1978. Shares of stock beneficially owned: 57,465

     R. SCOTT SMITH, JR., age 55. President and Chief Operating Officer, Fulton Financial Corporation. Director since 2001. Shares of stock beneficially owned: 221,843/11/

                                 CLASS OF 2004

     DONALD M. BOWMAN, JR., age 63. Chairman of the Board, D. M. Bowman, Inc. (trucking company). Director since 1994. Shares of stock beneficially owned: 323,001/12/

     FREDERICK B. FICHTHORN, age 68. Chairman of the Board, F & M Hat Company (manufacturer and distributor of felt and straw hats). Director since 1993. Shares of stock beneficially owned: 88,298/13/

     CHARLES V. HENRY, III, age 67. Attorney, Henry & Beaver, LLP (law firm). Director since 1998. Shares of stock beneficially owned: 123,941/14/

     JOSEPH J. MOWAD, M.D., age 66. Director of Urology, Geisinger Medical Center (urologist). Director since 1999. Shares of stock beneficially owned: 29,247

     JOHN O. SHIRK, age 58. Attorney, Barley, Snyder, Senft & Cohen, LLC (law firm). Director since 1983. Shares of stock beneficially owned: 29,012/15/

     JAMES K. SPERRY, age 69. Retired Executive Vice President, Fulton Financial Corporation, and Retired Chairman of the Board and Chief Executive Officer of Fulton Bank. Director since 1984. Shares of stock beneficially owned:
     60,057/16/

     KENNETH G. STOUDT, age 58. President, The Stoudt Companies (employee benefit consulting company). Director since 1987. Shares of stock beneficially owned: 55,995


         As of February 1, 2002, Fulton Financial Corporation's directors and executive officers, as a group, owned of record and beneficially 3,654,061/17/ shares of Fulton Financial Corporation common stock, representing 4.42 percent of such shares then outstanding.

                                    Footnotes
                                    ---------

1. Includes 11,253 shares owned by his spouse and 4,479 shares which may be acquired pursuant to the exercise of stock options.

2. Includes 135 shares owned by his spouse. Also includes 27,827 shares held by Strickler Insurance Agency, Inc. Mr. Freer disclaims beneficial ownership of any of these shares beyond his pro rata interest in the company.

3. Includes 24,410 shares held by his spouse as trustee under various trusts for grandchildren.

4. Includes 97,240 shares held by Lancaster Malleable Castings Company. Mr. Hess disclaims beneficial ownership of any of these shares beyond his pro rata interest in the company.

5. Includes 1,833 shares held in the Industrial Piping Systems, Inc. 401(k) Plan. Mr. Raub disclaims beneficial ownership of any shares held in the Industrial Piping Systems 401(k) Plan beyond his pro-rata vested interest as a participant in such Plan. Also includes 4,297 shares held by a revocable trust of which his spouse is settlor.

6. Includes 79,892 shares held in a grantor retained annuity trust and 6,092 shares which may be acquired pursuant to the exercise of stock options. Also includes 49,361 shares held in the Stewart Foundation. Mr. Stewart disclaims beneficial ownership of any of these shares beyond his pro rata interest in the Foundation.

7. Includes 10,542 shares held in the Albertson Ward Profit Sharing Plan and 20,407 shares which may be acquired pursuant to the exercise of stock options. Mr. Albertson disclaims beneficial ownership of any of the shares held in the Albertson Ward Profit Sharing Plan beyond his pro rata vested interest as a participant in such Plan.

8.   Includes 1,670 shares held as custodian for grandchildren.

9. Includes 25,565 shares held in the Corporation's Profit Sharing Plan and 176,511 shares which may be acquired pursuant to the exercise of stock options.

10.  Includes 11,811 shares held in a trust.

11. Includes 7,819 shares held in the Corporation's Profit Sharing Plan and 164,179 shares which may be acquired pursuant to the exercise of stock options.

12.  Includes 63,100 shares held by Bowman Sales & Equipment, Inc.

13. Includes 4,039 shares held in the F&M Hat Company Profit Sharing Plan. Mr. Fichthorn disclaims beneficial ownership of any of the shares held in the F&M Hat Company Profit Sharing Plan beyond his pro rata vested interest as a participant in such Plan.

14.  Includes 487 shares held in a trust.

15.  Includes 1,801 shares held in a trust.

16.  Includes 32,449 shares held in the Corporation's Profit Sharing Plan.

17. Includes 360,864 shares issuable upon the exercise of stock options, which shares have been treated as outstanding shares for purposes of calculating the percentage of outstanding shares owned by directors and executive officers as a group.

Executive Officers and Stock Ownership
--------------------------------------

         The following persons are the executive officers of Fulton Financial
Corporation:

Name                     Age     Office Held and Term of Office
----                     ---     ------------------------------
Rufus A. Fulton, Jr.     61      Chairman of the Board and Chief Executive Officer of
                                 Fulton Financial Corporation since January, 1999;
                                 previously President and Chief Executive Officer of
                                 Fulton Financial Corporation. Member of Senior
                                 Management of Fulton Financial Corporation.

R. Scott Smith, Jr.      55      President and Chief Operating Officer of Fulton
                                 Financial Corporation since January, 2001; previously
                                 Executive Vice President of Fulton Financial
                                 Corporation and Chairman, President and Chief
                                 Executive Officer of Fulton Bank. Member of Senior
                                 Management of Fulton Financial Corporation.

Charles J. Nugent        53      Senior Executive Vice President and Chief Financial
                                 Officer of Fulton Financial Corporation since January,
                                 2001; previously Executive Vice President and Chief
                                 Financial Officer of Fulton Financial Corporation.
                                 Member of Senior Management of Fulton Financial
                                 Corporation.

Richard J. Ashby, Jr.    57      Executive Vice President of Fulton Financial
                                 Corporation and since January, 2001, Chairman,
                                 President and Chief Executive Officer of Fulton Bank;
                                 previously President and Chief Operating Officer
                                 of Fulton Bank and Chairman of the Board, President and
                                 Chief Executive Officer of Lafayette Ambassador
                                 Bank. Member of Senior Management of Fulton
                                 Financial Corporation and Fulton Bank.

         Information concerning beneficial ownership of Fulton Financial Corporation stock by Messrs. Fulton and Smith is included in the information above concerning Directors. The following table shows the beneficial ownership of Fulton Financial Corporation stock by the other named executive officers as of February 1, 2002:

Name                      Shares Beneficially Owned     Percent of Stock Outstanding
----                      -------------------------     ----------------------------

Charles J. Nugent               169,664/1/                          .20

Richard J. Ashby, Jr.           168,220/2/                          .20

------------

/1/ Includes 12,212 shares held in the Corporation's Profit Sharing Plan and 136,479 shares which may be acquired pursuant to the exercise of stock options.

/2/ Includes 4,324 shares held in the Corporation's Profit Sharing Plan and 126,694 shares which may be acquired pursuant to the exercise of stock options.

Executive Compensation

         The following Summary Compensation Table shows all compensation paid by Fulton Financial Corporation for services rendered during the past three fiscal years by the Chief Executive Officer and each of the most highly compensated named executive officers whose total annual salary and bonus exceeded $100,000 in 2001.

                                        SUMMARY COMPENSATION TABLE
                                        --------------------------
                                                                                      Long-term Compensation
                                                Annual Compensation                   ----------------------
Name and                                 --------------------------------------                   All Other
Principal Position                       Year         Salary           Bonus         Options    Compensation*
------------------                       ----         ------           -----         -------    ------------

Rufus A. Fulton, Jr.,                    2001      $638,444.30       $24,555.55      27,600      $95,766.65
Chairman of the Board and Chief          2000      $586,444.31       $22,555.55      21,100      $87,966.65
Executive Officer                        1999      $553,703.80       $21,296.30      21,500      $83,055.57

R. Scott Smith, Jr., President           2001      $361,111.14       $13,888.89      23,000      $54,166.67
and Chief Operating Officer              2000      $327,407.36       $12,592.59      16,100      $49,111.10
                                         1999      $310,074.26       $11,925.93      16,500      $46,511.14

Charles J. Nugent,                       2001      $293,703.80       $11,296.30      19,800      $44,055.57
Senior Executive Vice President and      2000      $269,629.62       $10,370.37      15,100      $40,444.44
Chief Financial Officer                  1999      $255,185.31       $ 9,814.82      15,500      $38,277.80

Richard J. Ashby, Jr.                    2001      $265,148.06**     $ 9,851.85      16,500      $39,772.21
Executive Vice President                 2000      $241,185.23**     $ 8,814.82      12,600      $36,177.78
                                         1999      $224,388.92**     $ 8,407.41      13,000      $33,658.34

* Amounts accrued under the Fulton Financial Corporation Profit Sharing Plan for the account of each named executive officer.
** Includes amounts, the receipt of which has been deferred pursuant to the Fulton Financial Corporation Deferred Compensation Plan.

                     STOCK OPTION GRANTS IN FISCAL YEAR 2001



                                                                                            Potential Realized Value at
                                        % of Total                                            Assumed Annual Rates of
                                         Options       Exercise or                         Stock Price Appreciation for
                            Options     Granted to      Base Price                                   Option Term
     Name                   Granted      Employees      Per Share     Expiration Date          5%                10%
     ----                   -------     ----------     -----------    ---------------     -----------       ------------

Rufus A. Fulton, Jr.        27,600          7.96%        $20.47       June 30, 2011       $355,307.86       $900,419.87

R. Scott Smith, Jr.         23,000          6.63          20.47       June 30, 2011        296,089.88        750,349.89

Charles J. Nugent           19,800          5.71          20.47       June 30, 2011        254,894.77        645,953.38

Richard J. Ashby, Jr.       16,500          4.76          20.47       June 30, 2011        212,412.30        538,294.48


                                       15

              AGGREGATED STOCK OPTION EXERCISES IN FISCAL YEAR 2001
                        AND FISCAL YEAR END OPTION VALUES

                                                                  Number of
                                                                 Unexercised         Value of Unexercised
                            Shares Acquired      Value            Options at        In-the-Money Options at
     Name                    on Exercise*      Realized       Fiscal Year End**        Fiscal Year End*
     ----                   ---------------    --------       -----------------     -----------------------
Rufus A. Fulton, Jr.           17,562          $241,829.53         176,511               $1,197,855.45

R. Scott Smith, Jr.             8,744           167,136.04         164,179                1,089,862.65

Charles J. Nugent                  --                   --         136,479                  806,215.08

Richard J. Ashby, Jr.           7,626           174,394.85         126,694                  853,490.05

*  Restated to reflect a 5% stock dividend paid on May 25, 2001.

** All options are currently exercisable.

                                PERFORMANCE GRAPH

         The following graph shows cumulative investment returns to shareholders based on the assumptions that (A) an investment of $100 was made on December 31, 1996, in each of the following: (i) Fulton Financial Corporation common stock;
(ii) the stock of all United States companies traded on the NASDAQ Stock Market; and (iii) common stock of the peer group of bank holding companies in a nine-state (plus the District of Columbia) Eastern United States region with total assets at September 30, 1996 of $2 to $8 billion; and (B) all dividends were reinvested in such securities over the past five years.









                Comparison of Five Year-Cumulative Total Returns

                          Fulton Financial Corporation

                              (Graph gets inserted)


Legend                               Description
------                               -----------

FFC                                  FULTON FINANCIAL CORPORATION
NASDAQ                               NASDAQ Stock Market (U.S. Companies)
Peer                                 Group Self-Determined Peer Group consisting
                                     of all bank holding companies with assets of $2 - $8 billion at 9/30/96 with corporate headquarters in PA, MD, NJ, DE,
                                     OH, NY, DC, VA, WV and NC and not under
                                     acquisition agreement as of 12/31/01

Notes:
------
                        A. The lines represent yearly index levels derived from compounded daily returns that include all dividends.
                        B. If the yearly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
                        C.           The index level for all series was set to
                                     100.0 on 12/31/96.

         ---------------------------------------------------------------------------------------------
                      12/31/96      12/31/97       12/31/98      12/31/99      12/31/00       12/31/01
                      --------      --------       --------      --------      --------       --------
          FFC          100.00        170.30         151.08        137.05        190.35         195.15
         ---------------------------------------------------------------------------------------------
         NASDAQ        100.00        122.48         172.68        320.89        193.01         153.15
         ---------------------------------------------------------------------------------------------
         Peer Group    100.00        171.84         165.72        143.06        174.59         200.08
         ---------------------------------------------------------------------------------------------

              Executive Committee Report on Executive Compensation

         Compensation for executive officers of Fulton Financial Corporation is determined by the Board of Directors after receiving recommendations from the Executive Committee based upon external salary comparisons and individual performance. In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 2001, the Executive Committee first considered the executive management tiers and corresponding base salary ranges which had been developed by Towers Perrin, a consultant on executive compensation, and approved by the Board of Directors in 1995. This executive compensation program is based, to a significant degree, on peer group information, because the Board of Directors believes that Fulton Financial Corporation must offer competitive salaries in order to attract and retain qualified executive officers.

         In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 2001, the Executive Committee also considered the individual performance factors described in this paragraph. With regard to the compensation paid to executive officers other than the Chief Executive Officer, the Executive Committee considered information provided by the Chief Executive Officer as to each executive officer's level of individual performance, contribution to the organization, and salary history during the past five years. With regard to the compensation paid to the Chief Executive Officer, the Executive Committee considered his performance level, the results of management decisions made by him, and the earnings of Fulton Financial Corporation during the previous year. The Executive Committee did not assign a particular weight to any of the foregoing individual performance factors, nor did it establish specific target levels for individual performance or corporate earnings. The compensation recommendations of the Executive Committee were based on its overall subjective assessment of the value of the services provided by each executive officer to Fulton Financial Corporation, after giving careful consideration to the peer group compensation information described above and the individual performance factors discussed in this paragraph.

         The peer group of bank holding companies used by the Executive Committee for purposes of making a comparative analysis of executive compensation for 2001 included all of the same bank holding companies that are incorporated in the peer group established to compare shareholder returns, as indicated in the Performance Graph included in this Proxy Statement. The peer group includes bank holding companies that are comparable to Fulton Financial Corporation in terms of asset size, although they are not necessarily comparable in terms of financial performance.

         Pursuant to an Incentive Stock Option Plan approved by the Board of Directors and the shareholders in 1996, Fulton Financial Corporation is authorized to award incentive stock options and non-qualified stock options to key employees of Fulton Financial Corporation and its subsidiaries. These stock options enable the recipients to purchase Fulton Financial Corporation common stock at the prices designated in the awarded options. The number of options available for grant in any calendar year is determined based on the performance of Fulton Financial Corporation measured in terms of total shareholder return relative to a peer group, determined at the sole discretion of those members of the Executive Committee who are not eligible to receive options under the Incentive Stock Option Plan for the immediately preceding five year period. The awards of stock options made to the executive officers of Fulton Financial Corporation during 2001 were determined by the Board of Directors based on the recommendations of the Executive Committee. In making such recommendations, the Executive Committee considered the number of shares to be optioned and the profitability of Fulton Financial Corporation, as well as information provided by the Chief Executive Officer concerning each executive officer's level of individual performance and contribution to the organization. The Executive Committee did not establish specific target levels for individual performance or corporate profitability. The Committee believes, however, that awards of stock options and bonuses are an appropriate means of compensating executive officers based on the performance of Fulton Financial Corporation.


                               EXECUTIVE COMMITTEE
                               -------------------

        Samuel H. Jones Jr., Chair                  Robert D. Garner
        Donald M. Bowman, Jr.                       Carolyn R. Holleran
        Rufus A. Fulton, Jr.*                       Donald W. Lesher, Jr.
                              Stuart H. Raub, Jr.

* During 2001, Mr. Fulton was Chairman of the Board and Chief Executive Officer of Fulton Financial Corporation.

                  Severance Agreements and Survivors' Benefits
                  --------------------------------------------

         Fulton Financial Corporation has entered into severance agreements with Messrs. Fulton, Smith, Ashby and Nugent (the "Executives"). Under the terms of those agreements, certain limited severance benefits are payable in the event that an Executive is discharged or resigns following, and for reasons relating to, a change in control of Fulton Financial Corporation. Specifically, in the event of such a discharge or resignation, the Executive would be entitled to receive from Fulton Financial Corporation an annual benefit consisting of his then effective base salary, certain fringe benefits in lieu of coverage under employee benefit plans and a supplemental retirement benefit in lieu of his continuing participation in the Fulton Financial Corporation Employee Retirement Plan. Such benefits would be payable, in the case of Mr. Fulton, for a period of five years and, in the cases of Messrs. Smith, Ashby and Nugent, for a period of three years, beginning on the date of the Executive's discharge or resignation and continuing until (i) he elects to terminate benefits in order to accept employment with another financial services institution; (ii) the end of the year in which he attains the age of 65; or (iii) he dies, whichever first occurs.

         Officers of Fulton Financial Corporation and certain of its bank subsidiaries as of April 1, 1992, who had been employed by the Corporation for at least five years as of that date, are eligible to participate in a survivors' benefit program. This program provides the employee's spouse, in the event of the employee's death prior to retirement, with an annual income equal to the lesser of $25,000 or 25 percent of the employee's final annual salary. This benefit is paid from the date of death until the employee's 65th birthday with a minimum of ten annual payments. Messrs. Fulton, Smith and Ashby participate in this program.

Meetings and Committees of the Board of Directors
-------------------------------------------------

         The Board of Directors of Fulton Financial Corporation has a standing Audit Committee and a standing Human Resources Committees which, except with regard to the executive officers of Fulton Financial Corporation, serves as the compensation committee, but does not have a standing Nominating Committee. The Board of Directors of Fulton Financial Corporation also has standing Executive and Trust Committees.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

         The functions of the Executive Committee of the Board of Directors of Fulton Financial Corporation include, among other things, consideration of compensation for executive officers of Fulton Financial Corporation and presentation of salary recommendations to the Board of Directors for approval. Members of the Executive Committee are Samuel H. Jones, Jr., Chair, Carolyn R. Holleran, Vice Chair, and Messrs. Bowman, Fulton, Garner, Lesher and Raub. In 2001, Mr. Fulton was Chairman and Chief Executive Officer of Fulton Financial Corporation. Mr. Fulton does not participate in discussions as to his own compensation. There are no interlocking relationships, as defined in regulations of the SEC, involving members of the Executive Committee. The Executive Committee met four times during 2001.

Other Board Committees
----------------------

         Members of the Audit Committee are Patrick J. Freer, Chair, James K. Sperry, Vice Chair, and Messrs. Argires, Chubb, Clark, Hodges, Raub and Shirk. All members of the Audit Committee are deemed to be independent under the rules of the Securities and Exchange Commission which became effective in 2000. The Audit Committee met eight times during the year. The Audit Committee is governed by a formal charter, which was adopted in 2000. The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors; reviewing with management and independent public accountants the basis for the reports issued by Fulton Financial Corporation pursuant to federal and state regulatory requirements; meeting with the independent public accountants to review the scope of audit services, significant accounting changes, audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any reportable conditions or weakness, and compliance with laws and regulations; overseeing the internal audit function; reviewing regulatory examination reports and management's responses thereto; and reviewing periodic reports from the loan review function.

          Members of the Human Resources Committee are Mary Ann Russell, Chair, Donald W. Lesher, Jr., Vice Chair, and Messrs. Albertson, Bowman, Garner, Henry and Stoudt. Mr. Fulton serves as an ex-officio member of this Committee. The Committee met eight times during the year to review benefit and salary administration programs (except for executive officers of Fulton Financial Corporation) and other human resources matters affecting Fulton Financial Corporation and its subsidiaries.

          Members of the Trust Committee are Clyde W. Horst, Chair, Joseph J. Mowad, M.D.,Vice Chair, Mrs. Holleran and Messrs. Dally, Fichthorn, Gardner, Hess, Jones and Stewart. The Trust

Committee met eight times during the year. The Trust Committee is responsible for consulting with management of Fulton Financial Advisors, N.A., a subsidiary of Fulton Financial Corporation, and overseeing all trust, investment, insurance and related financial services which Fulton Financial Corporation performs, directly or indirectly through an affiliate.

         There were eight meetings of the Board of Directors of Fulton Financial Corporation and twenty-eight meetings of committees of the Board of Directors of Fulton Financial Corporation during 2001. Mr. Stewart missed one of four Board of Directors meetings and one of three Trust Committee meetings held following his appointment to the Board of Directors in July 2001.

Compensation of Directors
-------------------------

         Each member of the Board of Directors of Fulton Financial Corporation is paid an annual fee of $7,500 for his or her services as a director, except that no fee is paid to any director who is also a salaried officer of Fulton Financial Corporation or one of its subsidiary banks. In addition, directors are paid a fee of $300 for each Board of Directors meeting attended. Certain directors have elected to participate in the Fulton Financial Corporation Deferred Compensation Plan, under which a director may elect not to receive the normal director's fees when earned, but instead, to receive them, together with interest, in a lump sum or in installments over a period of up to twenty (20) years following retirement.

Transactions with Directors and Executive Officers
--------------------------------------------------

         Some of the directors and executive officers of Fulton Financial Corporation and the companies with which they are associated were customers of, and had banking transactions with Fulton Financial Corporation bank subsidiaries during 2001. All loans and commitments to lend made to such persons and to the companies with which they are associated were made in the ordinary course of bank business, on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with other persons, and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that similar transactions will be entered into in the future.

         Some of the directors of Fulton Financial Corporation are members of law firms which provided legal services to Fulton Financial Corporation or its subsidiaries in 2001 and prior years. The law firm of Albertson Ward, Woodbury, New Jersey, has provided legal services to The Bank, a subsidiary of Fulton Financial Corporation, for many years. In 2001, Albertson Ward was paid $93,945.20 in fees for such services, which constituted more than five percent (5%) of its gross revenues. Director Jeffrey G. Albertson is a partner in this firm. The law firm of Barley, Snyder, Senft & Cohen, LLC, Lancaster, Pennsylvania, provided legal services to Fulton Financial Corporation and its subsidiaries in 2001. Director John O. Shirk is a partner in this law firm. The law firm of Henry & Beaver, LLP, Lebanon, Pennsylvania, provided legal services to Lebanon Valley Farmers Bank in 2001. Director Charles V. Henry, III is a partner in this law firm. The law firm of Pierce & Dally, LLP, Nazareth, Pennsylvania, provided legal services to Lafayette Ambassador Bank in 2001. In 2001, Pierce & Dally was paid $43,596.86 in fees for such services, which constituted more than five percent (5%) of its gross revenues.

Director Craig A. Dally is a partner in this law firm. In each case, the law firm is expected to continue to provide legal services to Fulton Financial Corporation or its subsidiaries in the future.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Fulton Financial Corporation to file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of common stock and other equity securities of Fulton Financial Corporation. To the knowledge of Fulton Financial Corporation, all
Section 16(a) filing requirements applicable to its directors and executive officers have been complied with, except in the following cases: with respect to Director Craig A. Dally, the report of a charitable gift of 900 shares of Fulton Financial Corporation stock on February 28, 2001 was filed on March 19, 2001, and the report of 85 shares of Fulton Financial Corporation stock received as custodian for his children as a result of reinvesting cash dividends was not filed in a timely manner as a result of oversight; in the case of Director George W. Hodges, the Form 3 filed on behalf of Mr. Hodges when he became a director of Fulton Financial Corporation on July 17, 2001, did not include 4,479 shares which may be acquired pursuant to the exercise of stock options; and in the case of Director Gary A. Stewart, the report of a charitable gift of 1,828 shares of Fulton Financial Corporation on December 20, 2001 was filed on January 18, 2002, and the reports of three sales of a total of 20,000 shares of Fulton Financial Corporation in November and December were not filed in a timely manner, as a result of oversight. In each case, the failure to file a timely report was inadvertent and promptly corrected after discovery of the reporting obligation.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
                ------------------------------------------------

         For the year ended December 31, 2001, Fulton Financial Corporation engaged Arthur Andersen LLP, independent certified public accountants, to audit the Corporation's financial statements. The appointment of Arthur Andersen LLP for the current year will be reviewed in the second quarter of 2002. Representatives of Arthur Andersen LLP are expected to be present at the 2002 Annual Meeting with the opportunity to make a statement and to be available to respond to appropriate questions.

Audit Fees
----------

         Arthur Andersen LLP billed Fulton Financial Corporation $246,600 in 2001 for professional services rendered for the audit of the Corporation's annual financial statements and reviews of the financial statements included in the Corporation's Forms 10-Q filed with the Securities and Exchange Commission.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

                  Arthur Andersen LLP did not provide any professional services in 2001 for Fulton Financial Corporation related to design or implementation of financial information systems.

All Other Fees
--------------

         Arthur Andersen LLP billed Fulton Financial Corporation a total of $217,315 in 2001 for all other fees. Included in the all other fees are audit related fees of $117,800 and other fees of $99,515. Audit related fees include acquisition, due diligence, accounting consultation, trust and pension audits and assistance with registration statements and consents. Other fees were primarily for the preparation and review of federal and state income tax returns for Fulton Financial Corporation and its subsidiaries.

         The Audit Committee of the Board of Directors of Fulton Financial Corporation has carefully considered whether the provision of the non-audit services described above which were performed by Arthur Andersen LLP in 2001 would be incompatible with maintaining the independence of Arthur Andersen LLP in performing its audit services and has determined that, in its judgment, the independence of the auditor has not been compromised.

                             ADDITIONAL INFORMATION
                             ----------------------

         The Audit Committee has stated that, based on its review and discussion of the audited 2001 financial statements of Fulton Financial Corporation with management and the Corporation's auditor, Arthur Andersen LLP, it recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission. A copy of the report of the Audit Committee of its findings that resulted from its financial reporting oversight responsibilities is attached as Exhibit A.

         *A copy of the Annual Report of Fulton Financial Corporation on Form 10-K as filed with the Securities and Exchange Commission, including financial statements and financial statement schedules, is available without charge to shareholders upon written request addressed to Corporate Secretary, Fulton Financial Corporation, P.O. Box 4887, Lancaster, Pennsylvania 17604.

                                  OTHER MATTERS
                                  -------------

         The Board of Directors of Fulton Financial Corporation knows of no matters other than those discussed in this Proxy Statement which will be presented at the 2002 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Fulton Financial Corporation.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                            RUFUS A. FULTON, JR.
                                                       Chairman of the Board and
                                                         Chief Executive Officer

Lancaster, Pennsylvania
March 4, 2002

* BOLD FACE TYPE

                                    EXHIBIT A

Report of Audit Committee
February 20, 2002

To the Board of Directors of Fulton Financial Corporation:

We have reviewed and discussed with management the Company's audited financial statements as of, and for the year ended, December 31, 2001.

We have discussed with representatives of Arthur Andersen, LLP, the Company's independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

Patrick J. Freer, Chair
James K. Sperry, Vice Chair
James P. Argires
Harold D. Chubb
William H. Clark, Jr.
George W. Hodges
Stuart H. Raub, Jr.
John O. Shirk

                                  [FRONT SIDE]

P R O X Y                  FULTON FINANCIAL CORPORATION                P R O X Y
                             LANCASTER, PENNSYLVANIA

     The undersigned hereby appoints David S. Etter and Arthur M. Peters, Jr., or any one of them, as proxies, with full power of substitution, to represent and vote, as designated below, all of the Fulton Financial Corporation common stock: (i) held of record by the undersigned on February 20, 2002, and (ii) which the undersigned is otherwise entitled to vote at the Annual Meeting of shareholders to be held on Thursday, April 11, 2002, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, or any adjournment thereof.

           DIRECTORS RECOMMEND A "FOR" VOTE FOR THE FOLLOWING MATTER:

     ELECTION OF DIRECTORS (check one block)    [_]  FOR

     FOR A TWO YEAR TERM:       George W. Hodges

     FOR A THREE YEAR TERM:     Patrick J. Freer, Robert D. Garner, J. Robert
                                Hess, Carolyn R. Holleran, Samuel H. Jones, Jr.,
                                Donald W. Lesher, Jr., Stuart H. Raub, Jr., Mary
                                Ann Russell and Gary A. Stewart.



                        For, except vote withheld from the following nominee(s):


                       ---------------------------------------------------------


                                                [_]  WITHHELD as to all nominees


                (Continued, and to be signed, on the other side)

                                   [BACK SIDE]

                         (Continued from the other side)


     This proxy is solicited by the Board of Directors and will be voted as directed. If no directions are given, this proxy will be voted FOR the election of the nominees listed.

     This proxy also confers authority to vote on any other business that may be properly brought before the meeting or any adjournment thereof. If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendation of the Board of Directors of Fulton Financial Corporation.

                                      Dated:                             , 2002
                                             ----------------------------



                                          --------------------------------------
                                                     Signature


                                          --------------------------------------
                                                     Signature

                                      Please sign  exactly as your name
                                      appears hereon. If stock is held in
                                      joint names, each joint owner should
                                      sign. If signing for a corporation or
                                      partnership or as attorney or
                                      fiduciary, indicate your full title.
                                      If more than one fiduciary has
                                      authority over the stock, all should sign.

Please mark, sign, date and mail
this proxy promptly in the postage
prepaid return envelope provided.





                                       -2-